SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 25, 1999

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

           New Jersey              33-5042                21-0627285
           ----------              -------                ----------
         (State or Other         (Commission           (I.R.S. Employer
         Jurisdiction of         File Number)        Identification No.)
         Incorporation)

         Three Executive Campus
         Cherry Hill, New Jersey                            08002
         -----------------------                            -----
         (Address of Principal                            (Zip Code)
         Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------
     On June 25, 1999 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                                     Distribution on Series
------                                     ----------------------

Series 1999-01                                $10,281,877.29
Series 1999-02                                 $2,817,858.34
Series 1999-03                                 $6,912,469.68
Series 1999-04                                 $2,201,889.37
Series 1999-05                                $10,117,850.89
Series 1999-HE1                               $10,410,437.28
Series 1999-06                                 $6,476,400.03
Series 1999-09                                 $7,946,389.10
Series 1999-10                                 $3,602,815.66
Series GEM99-1                                 $9,087,313.04
Series  1999-11                               $14,897,785.43
Series  1999-12                                $4,206,754.28

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------
     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

   Series                   Exhibit No.           Description
   ------                   -----------           -----------
Series 1999-01                  99.1        Servicer's Certificate
                                99.2        Distribution Date Statment
Series 1999-02                  99.3        Servicer's Certificate
                                99.4        Distribution Date Statment
Series 1999-04                  99.5        Servicer's Certificate
                                99.6        Distribution Date Statment
Series 1999-03                  99.7        Servicer's Certificate
                                99.8        Distribution Date Statment
Series 1999-05                  99.9        Servicer's Certificate
                               99.10        Distribution Date Statment
Series 1999-01 HE              99.11        Servicer's Certificate
                               99.12        Distribution Date Statment
Series 1999-06                 99.13        Servicer's Certificate
                               99.14        Distribution Date Statment
Series GEM1999-01              99.17        Servicer's Certificate
                               99.18        Distribution Date Statment
Series 1999-09                 99.19        Servicer's Certificate
                               99.20        Distribution Date Statment
Series 1999-10                 99.15        Servicer's Certificate
                               99.16        Distribution Date Statment
Series 1999-11                 99.21        Servicer's Certificate
                               99.22        Distribution Date Statment
Series 1999-12                 99.23        Servicer's Certificate
                               99.24        Distribution Date Statment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GE CAPITAL MORTGAGE SERVICES, INC.

                                    By: /s/ Tim Neer
                                        -------------------------------
                                    Name:   Tim Neer
                                    Title:  Vice President, Investor Relations

Dated as of :    June 25, 1999

                                 EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
-----------                    -----------
    99.1                       Series 1999-01 Servicer's Certificate
    99.2                       Series 1999-01 Distribution Date Statement
    99.3                       Series 1999-02 Servicer's Certificate
    99.4                       Series 1999-02 Distribution Date Statement
    99.5                       Series 1999-04 Servicer's Certificate
    99.6                       Series 1999-04 Distribution Date Statement
    99.7                       Series 1999-03 Servicer's Certificate
    99.8                       Series 1999-03 Distribution Date Statement
    99.9                       Series 1999-05 Servicer's Certificate
   99.10                       Series 1999-05 Distribution Date Statement
   99.11                       Series 1999-01HE Servicer's Certificate
   99.12                       Series 1999-01 HE Distribution Date Statement
   99.13                       Series 1999-06 Servicer's Certificate
   99.14                       Series 1999-06 Distribution Date Statement
   99.15                       Series 1999-10 Servicer's Certificate
   99.16                       Series 1999-10 Distribution Date Statement
   99.17                       Series GEM1999-01 Servicer's Certificate
   99.18                       Series GEM1999-01 Distribution Date Statement
   99.19                       Series 1999-09 Servicer's Certificate
   99.20                       Series 1999-09 Distribution Date Statement
   99.21                       Series 1999-11 Servicer's Certificate
   99.22                       Series 1999-11 Distribution Date Statement
   99.23                       Series 1999-12 Servicer's Certificate
   99.24                       Series 1999-12 Distribution Date Statement